UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-18
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  October 28, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           October 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1       90,580,000.00     66,229,931.69    8,205,704.06     112,245.94          8,317,950.00    0.00       0.00      58,024,227.63
IA2       73,500,000.00     73,500,000.00            0.00     335,037.50            335,037.50    0.00       0.00      73,500,000.00
IA3       28,200,000.00     28,200,000.00            0.00     148,520.00            148,520.00    0.00       0.00      28,200,000.00
IA4       16,000,000.00     16,000,000.00            0.00      88,800.00             88,800.00    0.00       0.00      16,000,000.00
IA5       27,156,420.00     27,156,420.00            0.00     156,602.02            156,602.02    0.00       0.00      27,156,420.00
IIA1     286,145,472.00    271,428,810.96    4,570,909.39   1,696,430.07          6,267,339.46    0.00       0.00     266,857,901.57
IIP       13,741,689.00     13,276,465.06      197,188.89           0.00            197,188.89    0.00       0.00      13,079,276.17
IPP              100.00            100.00            0.00           0.54                  0.54    0.00       0.00             100.00
IIPP             100.00            100.00            0.00           0.63                  0.63    0.00       0.00             100.00
IM1        6,744,275.00      6,744,275.00            0.00      39,341.60             39,341.60    0.00       0.00       6,744,275.00
IM2        3,065,580.00      3,065,580.00            0.00      17,882.55             17,882.55    0.00       0.00       3,065,580.00
IIB1       4,173,691.00      4,156,587.85        3,272.85      25,978.67             29,251.52    0.00       0.00       4,153,315.00
IIB2       2,164,135.00      2,155,266.70        1,697.03      13,470.42             15,167.45    0.00       0.00       2,153,569.67
IIB3       1,082,067.00      1,077,632.86          848.52       6,735.21              7,583.73    0.00       0.00       1,076,784.34
IIB4         618,324.00        615,790.20          484.87       3,848.69              4,333.56    0.00       0.00         615,305.33
AR               100.00              0.00            0.00           0.00                  0.00    0.00       0.00               0.00
IIB5         618,324.00        615,790.20          484.87       3,848.69              4,333.56    0.00       0.00         615,305.33
IIB6         309,162.00        307,895.11          242.43       1,924.34              2,166.77    0.00       0.00         307,652.68
IIB7         309,164.00        307,897.31          242.27       1,924.36              2,166.63    0.00       0.00         307,655.04
TOTALS   554,408,603.00    514,838,542.94   12,981,075.18   2,652,591.23         15,633,666.41    0.00       0.00     501,857,467.76

IAIO      24,500,000.00     24,500,000.00            0.00     153,125.00            153,125.00    0.00       0.00      24,500,000.00
IIX       12,123,573.00     11,504,385.61            0.00      71,902.41             71,902.41    0.00       0.00      11,357,677.17
IX       245,246,375.36    222,122,538.57            0.00     383,045.82            383,045.82    0.00       0.00     213,916,834.51
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540V2R2        731.17610609    90.59068293      1.23919121     91.82987414          640.58542316    IA1     2.033750 %
IA2     22540V2S0      1,000.00000000     0.00000000      4.55833333      4.55833333        1,000.00000000    IA2     5.470000 %
IA3     22540V2T8      1,000.00000000     0.00000000      5.26666667      5.26666667        1,000.00000000    IA3     6.320000 %
IA4     22540V2U5      1,000.00000000     0.00000000      5.55000000      5.55000000        1,000.00000000    IA4     6.660000 %
IA5     22540V2V3      1,000.00000000     0.00000000      5.76666659      5.76666659        1,000.00000000    IA5     6.920000 %
IIA1    22540V2X9        948.56930310    15.97407556      5.92855815     21.90263371          932.59522754    IIA1    7.500000 %
IIP     22540V2Z4        966.14506848    14.34968365      0.00000000     14.34968365          951.79538483    IIP     0.000000 %
IPP     22540V3A8      1,000.00000000     0.00000000      5.40000000      5.40000000        1,000.00000000    IPP     6.500000 %
IIPP    22540V3B6      1,000.00000000     0.00000000      6.30000000      6.30000000        1,000.00000000    IIPP    7.500000 %
IM1     22540V3C4      1,000.00000000     0.00000000      5.83333272      5.83333272        1,000.00000000    IM1     7.000000 %
IM2     22540V3D2      1,000.00000000     0.00000000      5.83333333      5.83333333        1,000.00000000    IM2     7.000000 %
IIB1    22540V3F7        995.90215232     0.78416203      6.22438748      7.00854951          995.11799029    IIB1    7.500000 %
IIB2    22540V3G5        995.90215028     0.78416088      6.22438988      7.00855076          995.11798940    IIB2    7.500000 %
IIB3    22540V3H3        995.90215763     0.78416586      6.22439276      7.00855862          995.11799177    IIB3    7.500000 %
IIB4    22540V3K6        995.90214839     0.78416817      6.22439045      7.00855862          995.11798022    IIB4    7.500000 %
AR      22540V3J9          0.00000000     0.00000000      0.00000000      0.00000000            0.00000000    AR      7.500000 %
IIB5    22540V3L4        995.90214839     0.78416817      6.22439045      7.00855862          995.11798022    IIB5    7.500000 %
IIB6    22540V3M2        995.90218073     0.78415200      6.22437428      7.00852627          995.11802874    IIB6    7.500000 %
IIB7    22540V3EO        995.90285415     0.78362940      6.22439870      7.00802810          995.11922475    IIB7    7.500000 %
TOTALS                   928.62654034    23.41427444      4.78454197     28.19881641          905.21226591

IAIO    22540V2W1      1,000.00000000     0.00000000      6.25000000      6.25000000        1,000.00000000    IAIO    7.500000 %
IIX     22540V2Y7        948.92698794     0.00000000      5.93079367      5.93079367          936.82589860    IIX     7.500000 %
IX                       905.71181019     0.00000000      1.56188168      1.56188168          872.25278741    IX      0.000000 %
-------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com



                                      -6-

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           October 25, 2002
                                       ----------------------------------------------------------


Section 4.04(a)(i)             Scheduled Principal Payments (Total)                                  423,602.30
                                                     Group 1                                         188,661.37
                                                     Group 2                                         234,940.93

                               Principal Prepayments (Total)                                      12,557,473.04
                                                     Group 1                                       8,017,042.69
                                                     Group 2                                       4,540,430.35

                               Repurchase Principal (Total)                                                0.00
                                                     Group 1                                               0.00
                                                     Group 2                                               0.00

                               Substitution Amounts (Total)                                                0.00
                                                     Group 1                                               0.00
                                                     Group 2                                               0.00

                               Net Liquidation Proceeds (Total)                                            0.00
                                                     Group 1                                               0.00
                                                     Group 2                                               0.00

                               Insurance Proceeds (Total)                                                  0.00
                                                     Group 1                                               0.00
                                                     Group 2                                               0.00

                               Other Principal (Total)                                                     0.00
                                                     Group 1                                               0.00
                                                     Group 2                                               0.00

Prepayment Penalties           Number of Loans with respect to which Prepayment Penalties were Collected (Total)                0.00
                               Group 1                                                                                          0.00
                               Group 2                                                                                          0.00

                               Balance of Loans with respect to which Prepayment Penalties were Collected (Total)               0.00
                               Group 1                                                                                          0.00
                               Group 2                                                                                          0.00

                               Amount of Prepayment Penalties Collected (Total)                                                 0.00
                               Group 1                                                                                          0.00
                               Group 2                                                                                          0.00

Section 4.04(a)(v)             Beginning Number of Loans Outstanding (Total)                                                   2,706
                                                     Group 1                                                                     547
                                                     Group 2                                                                   2,159

                               Beginning Aggregate Loan Balances (Total)                                              516,064,775.66
                                                     Group 1                                                          222,122,538.57
                                                     Group 2                                                          293,942,237.09

                               Ending Number of Loans Outstanding (Total)                                                      2,661
                                                     Group 1                                                                     530
                                                     Group 2                                                                   2,131

                               Ending Aggregate Loan Balances (Total)                                                 503,083,700.32
                                                     Group 1                                                          213,916,834.51
                                                     Group 2                                                          289,166,865.81

Section 4.04(a)(vi)            Servicing Fees (Total, including TGIC and PMI Fees)                                        275,088.92
                                                     Group 1                                                               77,029.60
                                                     Group 2                                                              198,059.32

                               Trust Administrator Fees                                                                     1,780.37
                                                     Group 1                                                                  683.72
                                                     Group 2                                                                1,096.65

Section 4.04(a)(viii)          Current Advances (Total)                                                                          N/A
                                                     Group 1                                                                     N/A
                                                     Group 2                                                                     N/A

                               Outstanding Advances (Total)                                                                      N/A
                                                     Group 1                                                                     N/A
                                                     Group 2                                                                     N/A



Section 4.04(ix)               Delinquent Mortgage Loans
                                                      Group 1
                                                                                                Principal
                                                     Category          Number                Balance               Percentage
                                                     1 Month                     6             3,035,444.63                  1.42 %
                                                     2 Month                     5             2,284,862.73                  1.07 %
                                                     3 Month                     3             1,231,257.45                  0.58 %
                                                     Total                  14                 6,551,564.81                  3.07 %
                                                      Group 2
                                                                                            Principal
                                                     Category          Number                Balance               Percentage
                                                     1 Month                    28             3,422,857.21                  1.18 %
                                                     2 Month                    11             1,072,118.47                  0.37 %
                                                     3 Month                    11             1,264,575.77                  0.44 %
                                                      Total                     50             5,759,551.45                  1.99 %

                                                      Group Totals
                                                                                            Principal
                                                     Category          Number                Balance               Percentage
                                                     1 Month                    34             6,458,301.84                  1.28 %
                                                     2 Month                    16             3,356,981.20                  0.67 %
                                                     3 Month                    14             2,495,833.22                  0.50 %
                                                      Total                     64            12,311,116.26                  2.45 %
                               * Delinquent Bankruptcies are included in the table above.

                               Bankrupcies
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00        0.00%
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00        0.00%
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00        0.00%
                               * Only Current Bankruptcies are reflected in the table above.

                               Foreclosures
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                2              970,610.89                  0.45 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                6              476,592.36                  0.16 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                8            1,447,203.25                  0.29 %

Section 4.04(a)(xi)            REO Properties
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                1              593,134.68                  0.28 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                1              593,134.68                  0.12 %

Section 4.04(a)(xii)           Current Realized Losses                                                                   0.00
                                                     Group 1                                                             0.00
                                                     Group 2                                                             0.00

                               Cumulative Realized Losses                                                                0.00
                                                     Group 1                                                             0.00
                                                     Group 2                                                             0.00

Section 4.04(a)(xiii)          Weighted Average Term to Maturity (Deal)                                                   333
                                                     Group I                                                              335
                                                     Group II                                                             331

                               Number of Claims submitted under the TGIC PMI policy                                         0
                               Total Amount of Claims Submitted under the TGIC PMI policy                                0.00
                               Number of Claims Paid under the TGIC PMI policy                                              0
                               Total Amount of Claims Paid under the TGIC PMI policy                                     0.00

Group I Trigger Event          Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5% ?)                     NO
                               Rolling 3 Month Delinquency Rate                                                     1.66932 %

Group 1 O/C Reporting          Targeted Overcollateralization Amount                                             1,226,231.88
                               Ending Overcollateralization Amount                                               1,226,231.88
                               Ending Overcollateralization Deficiency                                                   0.00
                               Group 2 Excess Interest Amount                                                        6,624.67
                               Overcollateralization Release Amount                                                      0.00
                               Monthly Excess Interest                                                             384,707.56
                               Payment to Class I-X                                                                383,045.82

Basis Risk Shortfall Paid      Class I-A-1                                                                               0.00
                               Class I-A-2                                                                               0.00
                               Class I-A-3                                                                               0.00
                               Class I-A-4                                                                               0.00
                               Class I-A-5                                                                             740.32
                               Class I-M-1                                                                             633.48
                               Class I-M-2                                                                             287.94


                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.